SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            PROXY STATEMENT PURSUANT
                               TO SECTION 14(A) OF
                             THE SECURITIES EXCHANGE
                                   ACT OF 1934
                           Filed by the Registrant|X|
                  Filed by a party other than the Registrant|_|
                           Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/x/ Definitive Proxy statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             GREAT LAKES REIT, INC.
             (Exact Name of Registrant as specified in its Charter)
      APPROXIMATE DATE OF DISTRIBUTION OF THE DEFINITIVE PROXY MATERIAL TO
                  THE REGISTRANT'S SHAREHOLDERS: JULY 31, 1997

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing fee (check the appropriate box):

/x/ No fee required
/ / Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) total fee paid:
/ / Fee paid previously with preliminary materials.
           / /Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount previously Paid:
         (2) form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                             GREAT LAKES REIT, INC.
                          823 Commerce Drive, Suite 300
                            Oak Brook, Illinois 60523

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON THURSDAY, SEPTEMBER 11, 1997

To the Stockholders of Great Lakes REIT, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders of Great Lakes REIT, Inc, a Maryland corporation (the "Company"), will be held on Thursday, September 11, 1997 at the Hyatt Regency Woodfield Hotel, 1800 East Golf Road, Schaumburg, Illinois, commencing at 10:00 a.m. Central Daylight Time, for the consideration of the following items:

     1. Election of seven Directors to serve until the next Annual Meeting of Stockholders to be held in 1998 and until their successors are duly elected and qualify.
     2. Ratification of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997.
     3. Approval of the Great Lakes REIT, Inc. 1997 Equity and Performance Incentive Plan.
     4. Approval of the amendment of the Company's Charter as set forth in the Articles of Amendment and Restatement attached as an exhibit to the accompanying proxy statement.

         The transaction of any such other business as may properly come before the meeting.

         Only Stockholders of record at the close of business on July 28, 1997 will be entitled to notice of, and to vote at, this meeting.

                                    IMPORTANT

         We encourage you to attend in the Annual Meeting of Stockholders in person, but whether you expect to attend the meeting or not, we urge you to promptly vote, date and sign the enclosed proxy and return it in the enclosed self-addressed return envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By the order of the Board of Directors,



/s/ Richard L.  Rasley
Secretary
Oak Brook, Illinois
July 31, 1997

                         PROXY STATEMENT FOR THE ANNUAL
                           MEETING OF STOCKHOLDERS OF
                             GREAT LAKES REIT, INC.
                    TO BE HELD 10:00 A.M., SEPTEMBER 11, 1997

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Great Lakes REIT, Inc., a Maryland corporation (the "Company"), from the holders of the Company's common stock, $.01 par value per share (the "Common Stock"), in connection with the annual meeting of stockholders of the Company (the "Annual Meeting"), to be held at 10:00 a.m., September 11, 1997, at the Hyatt Regency Woodfield Hotel, 1800 East Golf Road, Schaumburg, Illinois, and any adjournment or postponement thereof. This Notice of Annual Meeting of Stockholders and Proxy Statement, and the accompanying proxy card, are being mailed to stockholders on or about July 31, 1997, for the purposes set forth in the notice of the Annual Meeting.

         Only stockholders of record at the close of business on July 28, 1997 the ("Record Date") are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock held by them on the Record Date at the Annual Meeting or any postponements or adjournments thereof.

         Properly executed proxies received prior to the meeting will be voted at the Annual Meeting in accordance with the instructions therein. If a Stockholder designates how the proxy is to be voted on any business to come before the meeting, the executed proxy will be voted in accordance with that designation. If the Stockholder fails to designate how his/her proxy should be voted, the executed proxy will be voted: (i) for the election of the nominees named below as Directors; (ii) for the ratification of Ernst & Young LLP as the Company's independent auditors; (iii) for the approval of the 1997 Equity and Performance Incentive Plan; (iv) for the approval of the amendments to the Charter of the Company as set forth in the Articles of Amendment and Restatement (the "Articles of Amendment") attached hereto as Exhibit B; and (v) with regard to all other matters, as recommended by the Company's Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders. The person granting the enclosed proxy may revoke it at any time before it is exercised by writing to the Secretary of the Company at its principal office, 823 Commerce Drive, Suite 300, Oak Brook, Illinois 60523, by properly executing and delivering a later-dated proxy, or by attending the Annual Meeting and giving written notice to the Secretary prior to the start of the meeting and by voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

         The Company will bear the cost of this proxy solicitation.

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding at the close of business on the Record Date will constitute a quorum. As of that date, 15,542,048 shares of Common Stock were outstanding. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting. Pursuant to the rules of the New York Stock Exchange, Inc. ("NYSE"), brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares on the proposals regarding the 1997 Equity and Performance Incentive Plan and the amendment of the

Company's Charter in the absence of instructions from the beneficial owners thereof. Such "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but respect to which such broker or nominee is not empowered to vote on a particular proposal pursuant to the rules of the NYSE), if applicable, and abstentions will have (i) the effect of withholding votes from the nominees for Director; (ii) no effect on the vote on the proposal regarding ratification of Ernst & Young LLP as the Company's independent auditors; (iii) no effect on the vote on the proposal regarding the 1997 Equity and Performance Incentive Plan (provided that the number of votes cast represents more than 50% of the outstanding shares of Common Stock); and
(iv) the effect of votes against the Amendment and Restatement of the Company's Articles of Incorporation.

PROPOSAL 1:                  ELECTION OF DIRECTORS

     At the Annual Meeting, seven Directors are to be elected to serve until the Company's Annual Meeting of stockholders to be held in 1998 and until their successors are elected and qualify. The Board of Directors is soliciting proxies to vote for its nominees, James J. Brinkerhoff, Daniel E. Josephs, Edward Lowenthal, Richard A. May, Donald E. Phillips, Richard L. Rasley, and Walter H. Teninga, as Directors of the Company.

         On August 13, 1996, the Board of Directors voted to expand the Board of Directors to ten members until the date of the 1996 Annual Meeting and nine members thereafter. Two of the nine Directors elected at the 1996 Annual Meeting, Messrs. Wayne Janus and Russell Platt, resigned from the Board on February 25, 1997. The Board of Directors has not nominated or elected Directors to fill the vacancies created by the resignation of Messrs. Janus and Platt, and it has no immediate plans to fill the vacancies. The Board of Directors believes that the existence of the vacancies will have no significant effect on the functioning of the Board of Directors.

         The persons named as proxies in the accompanying form of proxy intend to vote in favor of the election of the seven nominees for Director as designated below, all of whom are presently Directors of the Company, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualify. It is expected that each of these nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees.

         All proxies will be voted in accordance with the stated instructions. Proxies given by Stockholders cannot be voted for more than seven persons as Directors. The nominees for Director will be elected if they receive the affirmative vote of a majority of the outstanding shares of Common Stock. For purposes of the election of Directors abstentions will have the effect of withholding votes from the nominees.

         The Board of Directors recommends a vote FOR each of the Board's nominees, Messrs. Brinkerhoff, Josephs, Lowenthal, May, Phillips, Rasley and Teninga, as Directors of the Company.

INFORMATION CONCERNING THE NOMINEES FOR DIRECTOR

Name                      Age               Position with the Company
----                      ---               -------------------------
James J.  Brinkerhoff      46                Director
Daniel E.  Josephs         66                Director
Edward Lowenthal           52                Director
Richard A.  May            52                President, Chief Executive Officer,
                                             Chairman of the Board
Donald E.  Phillips        65                Director
Richard L.  Rasley         40                Executive Vice President,
                                             Secretary, Director
Walter H.  Teninga         69                Director

     Richard A. May. Mr. May co-founded the Company in 1992 and has served as Chairman and President of the Company and as a member of the Board of Directors since its inception. Mr. May is currently the Chairman of the Board, and Chief Executive Officer of the Company. In 1986, Mr. May co-founded Equity Partners Ltd. (the "Advisor") and, from 1987 until April 1, 1996, when the Advisor was merged into the Company (the "Merger"), Mr. May was an officer and shareholder of the Advisor. Mr. May is a licensed real estate broker in the States of Illinois and Indiana and holds several inactive NASD licenses. He is also a member of National Association of Real Estate Investment Trusts ("NAREIT"). Mr. May received his Bachelor's Degree in mechanical engineering from the University of Illinois and received his M.B.A. degree from The University of Chicago.

     Richard L. Rasley. Mr. Rasley co-founded the Company in 1992 and has served as Secretary of the Company and a member of the Board of Directors since its inception. Mr. Rasley is currently the Executive Vice President, General Counsel and Secretary of the Company and has general supervisory responsibility for administrative and legal matters. From 1987 until April l, 1996, Mr. Rasley was employed by the Advisor; he was an officer and shareholder of the Advisor. Mr. Rasley is a Certified Public Accountant, holds several inactive NASD licenses, and is a member of the Illinois Bar and NAREIT. Mr. Rasley received his Bachelor's Degree from the University of Iowa and received his M.B.A. and J.D. degrees from the University of Illinois.

     James J. Brinkerhoff. Mr. Brinkerhoff has served as a member of the Board of Directors since August 1996. Mr. Brinkerhoff was nominated for the Board of Directors pursuant to Fortis Benefits Insurance Company's right to nominate one director under the Stock Purchase Agreement dated as of August 20, 1996 (the "Stock Purchase Agreement") by and among the Company, Fortis Benefits Insurance Company; Morgan Stanley Institutional Fund, Inc. - U.S. Real Estate Portfolio; Morgan Stanley SICAV Subsidiary S.A., Wellsford Karpf Zarrilli Ventures, L.L.C.; Logan, Inc.; and Pension Trust Account No. 104972 Held by Bankers Trust Company as Trustee. Mr. Brinkerhoff is Senior Vice President, Real Estate, of Fortis Advisers, Inc. ("Fortis Advisers"), the New York- based investment management affiliate of Fortis, Inc. Prior to joining Fortis Advisers in 1994, he was Senior Vice President and Portfolio Manager with Aldrich, Eastman & Waltch, responsible for managing the United States Real Estate Portfolio of the Church Commissioners for England. From 1983 to 1993, he was an officer and partner of Chesterton International, a London-based real estate adviser, where he was responsible for the creation and management of the Church Commissioners' United States Real Estate Portfolio. Mr. Brinkerhoff received his M.B.A. degree from the Wharton School, University of Pennsylvania, and his Bachelor's Degree from Boston University. He is a full member of the Urban Land Institute.

     Daniel E. Josephs. Mr. Josephs has served as a member of the Board of Directors since March 1993. Mr. Josephs is currently an independent business consultant. From 1985 through 1995, Mr. Josephs served as the President, Chief Operating Officer and Director of Dominick's Finer Foods of Northlake, Illinois, a major Chicago-area retail grocery company. Mr. Josephs currently serves on the Boards of Directors of Grand Union Company, a regional grocery firm, and Options for People, Inc., a Chicago-area non-profit concern. Mr. Josephs received his Bachelor's Degree from Northwestern University and received his M.B.A. degree from The University of Chicago.

     Edward Lowenthal. Mr. Lowenthal has served as a member of the Board of Directors since August 1996. Mr. Lowenthal was nominated for the Board of Directors pursuant to Wellsford Karpf Zarrilli Ventures, L.L.C.'s right to nominate one director under the Stock Purchase Agreement. Mr. Lowenthal was a Founder, Trustee and President of Wellsford Residential Property Trust ("WRP"), a NYSE-listed multi-family real estate investment trust ("REIT") which merged with Equity Residential Properties Trust ("Equity Residential"), a publicly traded apartment properties REIT, on May 30, 1997. Upon completion of Equity Residential's acquisition of WRP, Mr. Lowenthal (i) joined the Board of Trustees of Equity Residential and (ii) began serving as President of Wellsford Real Properties Inc., a newly formed real estate company. Mr. Lowenthal is a member of the Executive Committee of NAREIT and was Co-chair of its 1993 Annual Meeting. Mr. Lowenthal currently serves as a member of the Boards of Directors of Omega Healthcare Investors, Inc., a health-care REIT, and Corporate Renaissance Partners, a securities mutual fund. Mr. Lowenthal is also a member of the Board of Trustees of Corporate Realty Income Trust, a REIT that invests in triple-net leased commercial and industrial properties. He received his Bachelor's Degree from Case Western Reserve University and received his J.D. degree from Georgetown University Law Center.

     Donald E. Phillips. Mr. Phillips has served as a member of the Board of Directors since September 1992. Mr. Phillips is currently retired. From 1960 until 1980, Mr. Phillips served as a corporate executive in a variety of capacities for International Minerals & Chemicals Corporation of Northbrook, Illinois and, from 1976 to 1980, he was Group President & CEO of IMC Industry Group, Inc. ("IMC"), a chemical and minerals firm. From 1980 until 1988, he served as Group President and CEO of Pitman Moore, Inc., then a wholly owned subsidiary of IMC. Mr. Phillips presently serves as Chairman of the Board of Directors of Synbiotics Corporation of Rancho Bernardo, California, a manufacturer and distributor of veterinary devices and products. Mr. Phillips is also a member of the Board of Directors of Potash Corporation of Saskatchewan, Canada, a miner and distributer of minerals for agricultural application. Mr. Phillips received his Bachelor's Degree from Mississippi College and received his M.B.A. degree from the University of Mississippi. He is also a graduate of the Executive Program in Business Administration in the Graduate School of Business, Columbia University and he is a recipient of an Honorary Doctor of Laws degree from Mississippi College.

     Walter H. Teninga. Mr. Teninga has served as a member of the Board of Directors since September 1992. From 1991 to 1993, Mr. Teninga served as the President and Chief Executive Officer of American Club Stores, Inc., a wholly owned subsidiary of American Stores Company, a grocery and food distribution business. Prior to 1991, Mr. Teninga served as Chairman, Chief Executive Officer and Director of the Warehouse Club, a wholesale cash-and-carry warehouse business that he founded in 1982. Mr. Teninga is currently a member of the Boards of Directors of

Developers Diversified Realty Corporation, a NYSE-listed REIT, and Solo Serve Corporation, an off-price apparel retailer. Mr. Teninga received his Bachelor's Degree from the University of Michigan and his M.B.A. degree from Michigan State University.

BOARD MEETINGS AND COMMITTEES

         In the year ended December 31, 1996, the Board of Directors held fifteen meetings, in-person or by teleconference. Each incumbent member of the Board of Directors attended at least 75 percent, in the aggregate, of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which he served that were held during 1996 while such incumbent member was a director.

         The  Board  of  Directors  has  established   the  following   standing
committees:

         Audit Committee. The Audit Committee was established by the Board of Directors in 1993 and is responsible for making recommendations concerning the engagement of independent public accountants, reviewing with the independent accountants the plans and results of the audit engagement, approving professional services provided by the independent public accountants, considering the range of audit and non-audit professional fees and reviewing with the independent accountants and management the adequacy of the Company's internal accounting controls. The Audit Committee is required to be comprised of two or more independent Directors. The current members of the Audit Committee are Messrs. Teninga (Chairman), Phillips, and Brinkerhoff. In the year ended December 31, 1996, the Audit Committee held two in-person meetings.

         Compensation Committee. The Compensation Committee was established by the Board of Directors in 1995 and is responsible for establishing remuneration levels for executive officers of the Company and administering the Company's 1996 Stock Option Plan (the "1996 Option Plan") and any other incentive programs. The Compensation Committee is required to be comprised of three or more independent Directors. The Compensation Committee currently consists of Messrs. Phillips (Chairman), Josephs, and Lowenthal. In the year ended December 31, 1996, the Compensation Committee held six meetings, in-person or by teleconference.

         The Board of Directors has not established a separate committee of its members to nominate candidates for election as directors of the Company.

COMPENSATION OF DIRECTORS

         Members of the Board of Directors and committees thereof who are not also officers of the Company receive an annual retainer fee of $12,000 plus fees of $1,000 for each day on which they attend an in-person meeting of the Board of Directors, $500 for each day on which they attend an in-person meeting of a committee of the Board of Directors and $250 for each day on which they participate telephonically in a meeting of the Board of Directors or a committee thereof. The Company reimburses each Director for expenses incurred in attending meetings. In addition, Directors who are not also officers of the Company are currently eligible to be granted options to acquire up to 5,000 shares of Common Stock under the Stock Option Plan for Independent Directors

(the "Directors Plan") at a price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors as of the end of each fiscal year. As compensation for services performed during 1996, each of Messrs. Brinkerhoff, Josephs, Lowenthal, Phillips and Teninga received an option to purchase 5,000 shares of Common Stock at an exercise price of $13.00 per share. Such options were exercisable when granted and will expire on the earlier of December 31, 2006 or six months after a Director is removed by the stockholders for cause pursuant to the Bylaws. Mr. Brinkerhoff assigned his stock options to Fortis Benefits Insurance Company, the parent of his employer.

     As cash compensation for their services in 1996 the Independent Directors earned the following: Mr. Brinkerhoff $5,250; Mr. Josephs, $20,850; Mr.
Lowenthal $6,250; Mr. Phillips, $20,350; and Mr. Teninga, $19,600. Mr. Brinkerhoff assigned the cash compensation earned for his service on the Board to Fortis Benefits Insurance Company, the parent of his employer.

EXECUTIVE OFFICERS

         The following is a biographical summary of the experience of the executive officers of the Company.

         Richard A. May. Chairman of the Board, President and Chief Executive Officer. Information regarding Mr. May is set forth above under "Election of Directors".

         Richard L. Rasley. Executive Vice President, General Counsel and Secretary. Information regarding Mr. Rasley is set forth above under "Election of Directors".

         Patrick R. Hunt. Mr. Hunt, President and Chief Operating Officer-designate, age 44, will join the Company in late August 1997, and will have general supervisory responsibility for Company operating activities. From 1983 until his acceptance of the positions with the Company, Mr. Hunt was an employee of LaSalle Partners, the Chicago-based international real estate service provider, and most recently served as a managing director of that firm. He received his Bachelor's degree from Northwestern University and his M.B.A. degree from The University of Chicago.

         James Hicks. Mr. Hicks, Senior Vice President-Finance, Chief Financial Officer, Treasurer, age 41, joined the Advisor in 1994 and currently has general supervisory responsibility for the finance and accounting activities of the Company. From 1989 to 1993, Mr. Hicks was employed by JMB Institutional Realty Corporation, which was a real estate adviser to pension funds and other institutional investors, as a vice president of portfolio management with responsibility for overall asset management of a portfolio of international and domestic commercial real estate properties. He received his Bachelor's Degree in Accounting and Mathematics from Augustana College and his M.B.A. degree from Northwestern University. Mr. Hicks is a Certified Public Accountant and is a member of the Illinois CPA Society and American Institute of Certified Public Accountants.

         Raymond M. Braun. Mr. Braun, Senior Vice President-Acquisitions, age 38, joined the Advisor in May 1990 and currently has primary responsibility for all of the Company's real estate acquisition activities. Prior to joining the Advisor, Mr. Braun was employed from 1986 to 1990 by

The Balcor Company, a major real estate investment company involved in all aspects of real estate including development, management, syndication and mortgage lending. Mr. Braun received his Bachelor's Degree from the University of Illinois. Mr. Braun is a member of the National Association of Industrial and Office Park Realtors.

     Kim S. Mills. Mr. Mills, Senior Vice President-Asset Management and Leasing, age 49, joined the Advisor in January 1996. Mr. Mills has primary responsibility for all of the Company's asset management, property management and leasing activities. Prior to joining the Advisor, Mr. Mills was employed by Simon Property Group REIT, a commercial property REIT, from 1992 to 1995 as a regional manager with responsibility for overall portfolio management of high rise office buildings totaling over four million square feet. Mr. Mills received his Bachelor's Degree from Ohio Northern University and has a Real Property Administrator designation from the Building Owners and Managers Association.

EXECUTIVE COMPENSATION

         Until April 1, 1996, the Company had no employees and all services were provided by the Advisor pursuant to various fee-for-service agreements. The table below sets forth the summary compensation of the Chief Executive Officer and the four other most highly paid executive officers of the Company (the "Named Executive Officers") based on the aggregate compensation paid to such officers in 1996 (i) by the Company for the period beginning on April 1, 1996 and (ii) by the Advisor for the period from January 1, 1996 to April 1, 1996 and for the years ended December 31, 1994 and 1995. All of the 1995 options to purchase Common Stock and a portion of the 1996 options to purchase Common Stock held by the Named Executive Officers were originally granted to the Advisor pursuant to various services agreements and the Advisor subsequently transferred such options to its employees as permitted by the Advisor Plan.




                                                                             Long-Term
                                          Annual Compensation           Compensation Awards

                                                                  Restricted      Securities
                                                                  Stock Awards    Underlying Options        All Other Compensation
  Name & Principal Position       Year   Salary ($)(1)  Bonus ($)  ($)(2)            (#)(3)                      ($)(4)
------------------------------  -------  -------------------------------------------------------------------------------------------
Richard A. May                  1996      180,000       72,000                        49,578                          4,038
Chairman                        1995      150,000       15,000                       229,568                          4,432
                                1994      128,750       15,000                                                        4,432
Richard L. Rasley               1996      115,000       34,500     102,852            20,785                          4,007
Executive Vice President        1995      100,000       10,000                        86,310                          4,438
                                1994       93,133       17,300                                                        4,352
Raymond M. Braun                1996      100,000       36,750     222,852            18,800                          4,224
Senior Vice President-          1995       86,875        9,000                        36,300                          4,421
Acquisitions                    1994       70,333       13,000                                                        4,525

James Hicks                     1996      100,000       30,000      51,432            14,800                          4,213
Senior Vice President,          1995       86,875        9,000                        18,200                          4,421
Chief Financial Officer         1994       47,470        4,850                                                        2,278

Kim S. Mills                    1996      100,000       30,000                        12,000                            255
Senior Vice President-
Asset Management (5)

(1) The salary information for 1996 represents the individual's salary compensation for the period from January 1, 1996 to April 1, 1996 as paid by the Advisor and for the period from April 1, 1996 to December 31, 1996 as paid by the Company.

(2) Effective April 1, 1996 and in connection with the Merger, Messrs. Rasley, Braun and Hicks received 8,571, 8,571 and 4,286 restricted shares of Common Stock, respectively, as an inducement to accept employment with the Company. Effective May 1, 1996, Mr. Braun received an additional 10,000 restricted shares as an inducement to remain employed with the Company. Such restricted shares were valued at prices equal to the fair market value on the dates of grant, which in all cases was deemed to be $12.00. As of December 31, 1996, the number of restricted shares of Common Stock held by Messrs. Rasley, Braun and Hicks was 8,571, 18,571 and 4,286, respectively. As of December 31, 1996, the value of the restricted shares held by Messrs. Rasley, Braun and Hicks was $111,423, $241,423 and $55,718, respectively (based upon a fair market value of $13.00). Dividends are paid on all restricted shares held by Messrs. Rasley, Hicks and Braun. On April 1, 1997, the restrictions lapsed with respect to 4,285 restricted shares held by Messrs. Rasley and Braun and with respect to 2,143 restricted shares held by Mr. Hicks. On May 13, 1997, upon the closing of the Company's public offering of Common Stock, the restrictions lapsed with respect to the remaining restricted shares held by Messrs. Rasley and Hicks and with respect to 4,286 restricted shares held by Mr. Braun.

(3) Options granted during 1996 were issued at exercise prices equal to the fair market value of Common Stock on the dates of grant as determined by the Board of Directors. Options granted during 1995 and options to purchase 17,578, 6,785, 2,800 and 2,800 shares of Common Stock deemed to have been granted to Messrs. May, Rasley, Braun and Hicks, respectively, in 1996 represent Advisor Options that were assigned to such individuals by the Advisor during 1995 from a pool of options that had been granted to the Advisor by the Company pursuant to service agreements during the period from the Company's incorporation through December 31, 1995. Advisor Options were exercisable on the date of grant. Options granted under the 1996 Option Plan expire upon the earliest of (i) September 24, 2006, (ii) one year after the termination of the optionee's employment due to death or disability or (iii) three months after the termination of the optionee's employment for any other reason. Options granted under the 1996 Option Plan become exercisable at the rate of one-third of the shares covered thereby on September 24 in each of 1997, 1998 and 1999. See "-- Stock Option Plans."

(4) These amounts represent group life and health insurance premiums paid by the Advisor (for 1995) and the Advisor and Company (for 1996).

(5) Mr. Mills became an employee of the Advisor in January 1996; therefore, no information is presented for 1994 or 1995.

         Stock Option Plans

         1996 Incentive Stock Option Plan

         The Company adopted the 1996 Incentive Stock Option Plan (the "1996 Option Plan") for the purpose of attracting and retaining certain key employees. The 1996 Option Plan is administered by the Compensation Committee and provides for the granting of options with respect to up to 500,000 shares of Common Stock to executives or other key employees of the Company. Options may be granted in the form of "incentive stock options," as defined in Section 422 of the Code, or non-statutory stock options and are exercisable for up to ten years following the date of grant (five years in certain cases involving incentive stock options). The exercise price and other terms, including vesting provisions, of each option will be set by the Compensation Committee; provided, however, that in no event will the price per share be less than the fair market value of the Common Stock on the date of grant, or 110% of the fair market value of the Common Stock on the date of grant if the option is granted to an individual who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary; provided further that no option can vest until the first anniversary of the date of grant. Vested options granted under the 1996 Option Plan expire the earlier of (i) ten years from the date of grant (five years in certain cases involving incentive stock options), (ii) one year after the termination of the optionee's employment due to death or disability or (iii) three months after the termination of the optionee's employment for any other reason.

         Effective September 24, 1996, 94,000 options were granted under the 1996 Option Plan. Such options become exercisable at the rate of one-third of the shares covered thereby on September 24 in each of 1997, 1998 and 1999.

         Advisor Stock Option Plan

         Effective July 2, 1992, the Company adopted the Advisor Stock Option Plan (the "Advisor Plan") pursuant to which the Advisor was granted options to purchase Common Stock ("Advisor Options"), which the Advisor could transfer to key employees or affiliates of the Advisor. All Advisor Options have an exercise price at least equal to the fair market value of the Common Stock on the date of grant and terminate ten years after the date of grant. In connection with the Merger of the Company and the Advisor, the Advisor Plan was terminated effective April 1, 1996, subject to the rights of holders of Advisor Options granted prior to the termination of the Advisor Plan.

         During the period of 30 days after any "change in control," a person entitled to exercise an option granted under the Advisor Plan may elect to require the Company to purchase all or any portion of such option at a purchase price equal to the difference between the fair market value and the option exercise price. For purposes of the Advisor Plan, a "change in control" means
(i) certain consolidations or mergers of the Company, (ii) certain sales of all or substantially all of the assets of the Company, (iii) the filing of a
Schedule 13D or Schedule 14D-1 under the Exchange Act disclosing that any person has become the beneficial owner of 20% or more of the issued and outstanding shares of voting securities of the Company or (iv) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new member of the Board of Directors was approved by a vote of at least two-thirds of the members of the Board of Directors then still in office at the beginning of any such period.

         Under the Advisor Plan, the Advisor was annually granted options to purchase shares of Common Stock equal to 1% of the average total outstanding shares for each 1% that the Operations Yield (as defined in the Advisory Agreement) exceeded 10%. Options granted under the Advisor Plan were exercisable on the date of grant. For the three months ended March 31, 1996, the Advisor was granted options to purchase 41,424 shares of Common Stock at an exercise price of $12.00 per share. These options expire March 31, 2006. The Advisor assigned a total of 29,963 of these options to Messrs. May, Rasley, Braun and Hicks. For the year ended December 31, 1995, the Advisor was granted (i) options to purchase 143,777 shares of Common Stock at an exercise price of $12.00 per share and an expiration date of December 31, 2005, (ii) options to purchase 77,949 shares of Common Stock at an exercise price of $12.25 per share and an expiration date of June 30, 2000 and (iii) options to purchase 20,783 shares of Common Stock at an exercise price of $13.50 per share and an expiration date of December 31, 2000. The Advisor assigned a total of 180,397 of these options to Messrs. May, Rasley, Braun and Hicks. For the year ended December 31, 1994, the Advisor was granted options to purchase 60,150 shares of Common Stock at an exercise price of $10.75 per share and an expiration date of December 31, 2004. The Advisor assigned a total of 44,887 of these options to Messrs. May, Rasley, Braun and Hicks.

         The following tables set forth certain information regarding stock options granted to and exercised by the Named Executive Officers during 1996 and the stock options held by them as of December 31, 1996:


                        Option Grants in Last Fiscal Year

                                Individual Grants


                      Number of      % of Total                                               Potential Realizable Value at
                      Securities     Options                                                     Assumed Annual Rates of
                      Underlying     Granted To        Exercise Price                          Stock Price Appreciation for
                      Options        Employees in                ($/sh)     Expiration Date                       Option Term
Name                  Granted        Fiscal Year

                                                                                                   5%($)(3)          10%($)(3)
--------------------------------------------------- -------------------  ------------------- ----------------  -----------------
Richard A. May       17,578(1)              12.98%               12.00              3/31/06          132,657            336,178
                     32,000(2)              23.63%               13.00              9/24/06          261,620            662,997
Richard L. Rasley     6,785(1)               5.01%               12.00              3/31/06           51,205            129,763
                     14,000(2)              10.34%               13.00              9/24/06          114,459            290,061
Raymond M. Braun      2,800(1)               2.07%               12.00              3/31/06           21,131             53,550
                     16,000(2)              11.81%               13.00              9/24/06          130,810            331,498
James Hicks           2,800(1)               2.07%               12.00              3/31/06           21,131             53,550
                     12,000(2)               8.86%               13.00              9/24/06           98,108            248,624
Kim S. Mills         12,000(2)               8.86%               13.00              9/24/06           98,108            248,624


(1) Options were assigned under the Advisor Plan, vested on March 31, 1996 and were immediately exercisable.

(2) Options were granted under the 1996 Option Plan and become exercisable at the rate of one-third of the shares covered thereby on September 24 in each of 1997, 1998 and 1999.

(3) Assumed annual rates of stock price appreciation for illustrative purposes only as required by the rules of the Securities and Exchange Commission. The actual price of Common Stock will vary from time to time based upon market factors and the Company's financial performance. No assurance can be given that such rates will be achieved.


                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Values

                                                                    Number of Securities
                                                                   Underlying Unexercised          Value of Unexercised In-The-
                      Shares Acquired on          Value          Options at Fiscal Year-End        Money Options at Year-End ($)
           Name          Exercise (#)           Realized       (#) Exercisable/Unexercisable       Exercisable/Unexercisable (1)
-------------------------------------------  ---------------  --------------------------------  -----------------------------------
Richard A. May                      192,637         $415,574                     54,509/32,000                            $37,023/0
Richard L. Rasley                         0                0                     93,095/14,000                           $175,031/0
Raymond M. Braun                      8,075          $24,975                     31,025/16,000                            $48,525/0
James Hicks                          13,400          $16,000                      7,600/12,000                             $4,825/0
Kim S. Mills                              0                0                          0/12,000                                  0/0


(1) Value is calculated by multiplying the number of shares of Common Stock underlying the options by the difference between the exercise price of the options and the fair market value of the Common Stock as of December 31, 1996.

         See also "Approval of and Adoption of the 1997 Equity and Performance Incentive Plan-Plan Benefits" for a description of options granted to the Named Executive Officers in the first quarter of 1997 under such Plan.

         Change in Control Agreements

         The Company has entered into change in control agreements with Messrs. May, Rasley, Braun, Hicks, and Mills providing for the payment of specified benefits under the circumstances described below after a "change in control." If a "change in control" occurs, the executive will receive an amount equal to two times the sum of his base salary plus two times the amount that would otherwise be earned under certain existing executive compensation plans and arrangements if within the period commencing on the date of a "change in control" and ending on the last day of the month in which occurs the second anniversary of the "change in control" of the Company (the "Employment Period"), the executive's employment with the Company is terminated (a "Termination") other than for death, disability or "cause" or termination by the executive for "good reason," defined as (i) the executive's resignation or retirement is requested by the Company other than for cause; (ii) any significant change in the nature or scope of the executive's duties or level of authority and responsibility; (iii) any reduction in the executive's applicable total compensation or benefits other than a reduction in compensation or benefits applicable to substantially all of the Company's employees; (iv) a breach by the Company of any other material provision of the change in control agreement; or (v) a reasonable determination by the executive that, as a result of a change in control of the Company and a change in circumstances thereafter significantly affecting the executive's position, the executive is unable to exercise the prior level of the executive authority and responsibility. A "change in control" is deemed to occur under the change in control agreements if (i) any person other than certain "excluded persons" becomes the beneficial owner of 50% or more of the Company's outstanding Common Stock (a "50% Beneficial Owner"), (ii) during any twentyfour-month period, individuals who at the beginning of such period constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director during such period whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office is in connection with an actual or threatened contest for the election of directors (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any successor rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors, (iii) certain consolidations or mergers of the Company or
(iv)  certain  sales,   leases,   exchanges  or  other   transfers  of  all,  or
substantially all, of the assets of the Company. An executive subject to a Termination will be subject to a non-competition agreement for the Employment Period.

         Limited Purpose Employee Loan Program

         The Company has established the Limited Purpose Employee Loan Program (the "Employee Loan Program") for the purpose of attracting and retaining certain key employees by facilitating their ability to exercise options to purchase Common Stock. Under the Employee Loan Program, the Compensation Committee may authorize the Company to make loans and loan guarantees to, or for the benefit of, any employee of the Company to whom options to purchase Common Stock have been granted. Under the Employee Loan Program, employees may borrow up to 90% of the cost of exercising stock options held by the employee. Such loans bear interest payable quarterly at the interest rate for borrowings under the Company's senior secured bank credit facility, are recourse to the employees and are secured by a pledge of the stock acquired by the employee through this program. The loan expires on the earlier of the fifth anniversary of the loan date and the date such employee's employment with the Company ceases. As of December 31, 1996, employees had acquired an aggregate of 119,892 shares of Common Stock through this program with aggregate outstanding loan amounts of $1.2 million due the Company. Such amount is reflected as a reduction of stockholders' equity until the loans are repaid. Richard A. May, Chairman of the Board, President and Chief Executive Officer of the Company, borrowed $1,067,764 under the Employee Loan Program, all of which was outstanding at December 31, 1996. The proceeds of the loan were used, together with other funds supplied by Mr. May, to pay the purchase price for options covering 102,064 shares of Common Stock. Mr. Braun borrowed $71,325 in 1997, the proceeds of which were used to pay the exercise price for options covering 7,925 shares of Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee currently consists of Messrs. Phillips (Chairman), Josephs, and Lowenthal. For the year ended December 31, 1996, Mr. Teninga was also a member of the Compensation Committee. None of the members of the Compensation Committee is or has ever been an officer or employee of the Company or had any other relationship with the Company, except as a member of the Board of Directors and as a stockholder.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         During 1996, the Compensation Committee of the Board of Directors (the "Committee") was comprised of Messrs. Josephs, Lowenthal (as of August 1996), Phillips (Chairman) and Teninga. The Board of Directors has delegated to the Committee the authority to determine the compensation of the Company's executive officers and other key management employees.

         The Committee's primary objective is to ensure that the Company's compensation policies attract, motivate and retain qualified managers in a manner consistent with maximization of stockholder value. The Company's compensation is structured philosophically on a "pay for performance" foundation and thus recognizes the desirability of compensation directed specifically to motivate and reward executive managers for achieving both short and long-term performance objectives. Compensation is comprised of three major components: base salary, incentive bonus and stock options.

         Until April 1, 1996, the Company had no employees and all services were provided by Equity Partners, Ltd. (the "Advisor") pursuant to various fee-for-service agreements. The information reported under "Executive Compensation - Summary Compensation Table" represents the aggregate compensation paid to the Named Executive Officers in 1996 (i) by the Company for the period beginning on April 1, 1996 and (ii) by the Advisor for the period from January 1, 1996 to April 1, 1996 and for the years ended December 31, 1994 and 1995.

         Base Salary

         Base salaries are determined in the context of an individual's responsibilities and competitive benchmarking. Base salaries are reviewed annually and adjusted on the basis of individual performance and competitive considerations. In making base salary adjustments, the Committee considers an individual's performance, especially the effective discharge of assigned responsibilities and the leadership and motivation provided to subordinates. In making salary decisions for 1996, the Committee considered the effects of inflation and certain subjective criteria, including the Committee's evaluation of each executive officer's performance of his duties as an employee of the Advisor, particularly the services that the Advisor provided to the Company, the level of compensation that he received as an employee of the Advisor and the increase in his responsibilities as a result of the merger of the Advisor with and into the Company.

         In 1996, the Company offered an annual incentive bonus compensation program for the executive officers that was designed to motivate short-term performance. Participants in the program were entitled to an annual incentive bonus based upon (i) the relationship of the Company's actual funds from operations growth ("FFO") versus budgeted FFO growth for the 1996 fiscal year; and (ii) the individual's attainment of personal objectives. Seventy-five percent of each participant's bonus was to be determined with reference to the FFO component and the remaining 25% of the bonus was to be determined with reference to personal goal attainment. Personal goals generally specified attainment of particular objectives or management responsibilities for the participant. The Committee believes that the relatively heavy weight assigned to attainment of the Company's budgeted FFO growth was appropriate in light of the priority of maximizing stockholder value and the desirability of emphasizing teamwork in the management of the Company.

         Under the 1996 incentive compensation program, each executive officer was assigned a "target" bonus that, depending on the participant, was a fixed percentage of base salary (40% for Mr. May, 35% for Mr. Braun and 30% for Messrs. Rasley, Hicks and Mills). Each participant was entitled to receive at least 75% of the target bonus if the Company achieved 100% of budgeted FFO growth. If the budgeted FFO growth target was not met, the bonus component related to FFO would be reduced on a linear basis to the point at which FFO growth was 50% of the budgeted amount, at which point no bonus would be payable with respect to the FFO component. In 1996, the Company's actual FFO growth exceeded its budgeted FFO growth and, after an analysis of each participant's 1996 personal objective attainment, the Committee determined that each participant should receive their respective target bonus.

         Stock Option Grants

         The Committee seeks to ensure that the executive officers of the Company focus attention on long-term objectives, including maximization of value for stockholders. The Committee believes that stock options are an appropriate compensation tool to motivate and reward executive managers for long-term performance. The Committee believes that the Common Stock price is an appropriate index of long-term value creation by the management group.

         On September 24, 1996, the Committee granted to each executive officer a performance-based stock option with the intention of motivating long-term performance. Each executive officer received an option to purchase at fair market value as of September 24, 1996 ($13.00 per share), the number of shares derived by a formula that is based in part on a percentage of the executive officer's 1996 salary (60% in the case of Mr. May, 50% in the case of Mr. Braun and 40% in the case of Messrs. Hicks, Mills and Rasley). See "Executive Compensation - Stock Option/ Grants Table". The options vest in three equal installments beginning September 24, 1997 or in the event of a change in control of the Company. In order for any portion of the grant to vest, the recipient must remain continuously employed by the Company from the date of the grant until the date such vesting occurs.

         In addition, a portion of the 1996 options to purchase Common Stock held by the Named Executive Officers were granted to the Advisor pursuant to various services agreements and subsequently transferred to the Named Executive Officers under the Advisor Stock Option Plan (the "Advisor Plan"). Options to purchase 17,587, 6,785, 2,800 and 2,800 shares of Common Stock were deemed to have been granted to Messrs. May, Rasley, Braun and Hicks, respectively, under the Advisor Plan. Such options were exercisable on the date of grant.

         In 1993, changes were made to the federal corporate income tax law that limit the ability of public companies to deduct compensation in excess of $1 million paid annually to each of the chief executive officer and the other four most highly compensated executive officers. There are exemptions from this limit, including compensation that is based on the attainment of performance goals that are established by the Committee and approved by the Company's stockholders. It is the Committee's policy to seek to qualify executive compensation for deductibility where practicable and to the extent that such policy is consistent with the Company's overall objectives in attracting, motivating and retaining its executives. The Company believes that, based upon current compensation levels, compensation paid in 1996 should be fully deductible.

         Compensation of Chief Executive Officer

         Mr. May's salary compensation as reported under "Executive Compensation
- Summary Compensation Table" for 1996 was $180,000, which was 20% higher than the corresponding amount reported for 1995. In making such determination, the Committee considered, among other things, competitive benchmarking and the Company's performance in the preceding twelve-month period compared to budgeted performance.

         Mr. May participated in the annual incentive bonus compensation program and his target bonus was 40% of his base salary. Consistent with the approach described above regarding incentive bonuses for other executive officers, Mr. May received a bonus payout for 1996. Mr. May received a performance-based stock option for 32,000 shares of Common Stock, which will vest in three equal installments beginning September 24, 1997 or in the event of a change in control of the Company. Mr. May also received an option to purchase 17,578 shares of Common Stock that was assigned to him from a pool of options that had been granted to the Advisor by the Company pursuant to service agreements at various times during the period from the Company's incorporation through December 31, 1995. Such options were exercisable on the date of grant.

         Daniel E. Josephs
         Edward Lowenthal
         Donald E. Phillips
         Walter H. Teninga.

         Performance Graph

         The Company did not complete its initial public offing until May 1997 and the shares of Common Stock of the Company were not traded during 1996 on any national or regional stock exchange or other stock trading association. Accordingly, a performance graph comparing the performance of the Common Stock of other entities and indices is not presented.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Advisor Relationship

         On April 1, 1996, following the approval of the Merger by the Company's stockholders at a special meeting of stockholders held on February 27, 1996, the Company became a selfadministered REIT upon the consummation of the merger of Equity Partners, Ltd. (the "Advisor") with and into the Company in exchange for 100,000 shares of Common Stock (the "Merger"). Messrs. May and Rasley, who are directors and executive officers of the Company, owned 70.5% of the outstanding shares of Common Stock of the Advisor and received 58,330 and 11,760 shares of Common Stock, respectively, in the Merger.

         From the Company's incorporation until the completion of the Merger, the Advisor provided various services to the Company pursuant to an Advisory Agreement dated July 2, 1992 as restated July 1, 1994, relating to the selection, purchase, financing and operation of the Company's properties (the "Advisory Agreement"), and pursuant to other agreements regarding property management and offering administration activities. The Advisory Agreement and the other agreements obligated the Advisor to manage and conduct the Company's day-to-day operations in consideration for certain fees which were based in part on the Company's funds from operations. Under the terms of the Advisory Agreement and other agreements, the Advisor was paid $566,320, $791,103 and $2,139,826 in 1993, 1994 and 1995, respectively, and $767,425 in
1996 prior to the Merger. The Advisor also received Advisor Options under the Advisor Plan.

         In connection with the Merger, the shareholders of the Advisor received 100,000 shares of Common Stock, 15,000 of which were placed in escrow to secure the indemnification obligations of the shareholders of the Advisor (the "Indemnification Shares"). Indemnification Shares that are not applied to indemnifiable damages will be distributed to the shareholders of the Advisor upon the later of (a) April 1, 2001 or (b) the expiration of the last applicable statute of limitations within which tax-based claims can be made. In addition, certain employees of the Advisor received restricted shares of Common Stock as an inducement to accept employment with the Company, including 8,571, 8,571 and 4,286 restricted shares of Common Stock issued to Messrs. Rasley, Braun and Hicks, respectively. The restrictions on one half of these shares lapsed on April 1, 1997 and May 13, 1997 (the closing date of the Company's public offering of Common Stock), respectively. In addition, effective May 1, 1996, Mr. Braun received an additional 10,000 restricted shares of Common Stock that vest in equal annual installments on May 1 of each of the years 1999 through 2002 provided that Mr. Braun is then employed by the Company.

         Consultant Arrangement

         Beginning in December 1996, the Company retained Karpf, Zarrilli & Co. Incorporated ("Karpf Zarrilli") as a consultant in connection with certain matters. In its capacity as consultant, the Company paid Karpf Zarrilli $118,750 plus expenses of $10,884 through the closing of the public offering, May 13, 1997. Steven A. Karpf and Frederick P. Zarrilli are (i) Principals of Karpf Zarrilli and (ii) members of Wellsford Karpf Zarrilli Ventures, L.L.C. ("WKZV"). WKZV is the beneficial owner of 1,000,000 shares of Common Stock and has certain registration rights with respect to such shares of Common Stock. In 1996, WKZV nominated Edward Lowenthal, a member of WKZV, as a member of the Board of Directors.

         Registration Rights

     Pursuant to the Registration Rights Agreement dated as of August 20, 1996 (the "Registration Rights Agreement") by and among the Company and Fortis Benefits Insurance Company ("Fortis"); Morgan Stanley Institutional Fund, Inc. - U.S. Real Estate Portfolio ("MSIF"); Morgan Stanley SICAV Subsidiary S.A. ("MSSICAV"); Wellsford Karpf Zarrilli Ventures, L.L.C. ("WKZV"); Logan, Inc. ("Logan"); and Pension Trust Account No. 104972 Held by Bankers Trust Company as Trustee ("Pension Trust Account No. 104972;" Fortis, MSIF, MS SICAV, WKZV, Logan and Pension Trust Account No. 104972 are collectively referred to herein as the "Institutional Investors") the Company has granted the Institutional Investors certain registration rights with respect to the 3,867,000 shares of Common Stock acquired by them pursuant to the Stock Purchase

Agreement. Certain of the Institutional Investors are principal stockholders of the Company. See "Share Ownership of Certain Beneficial Owners and Management."

         Company Loans to Employees

         See "Compensation of Directors and Executive Officers--Limited Purpose Employee Loan Program" for a description of Company loans to certain officers.


PROPOSAL 2:                APPROVAL OF INDEPENDENT AUDITORS

         For the years ended December 31, 1996 and 1995, the Company selected Ernst & Young LLP as its independent auditors. There are no affiliations between the Company and Ernst & Young LLP, its partners, associates or employees, other than as pertain to its engagement as independent auditors. Subject to the ratification of the Company's stockholders, the Directors have reappointed Ernst & Young LLP, a certified public accounting firm, as independent auditors for the Company for the year ending December 31, 1997. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make an independent statement if he desires to do so. The representative is expected to be available to respond to appropriate questions.

         The affirmative vote a majority of the votes cast at a meeting at which a quorum is present is necessary to ratify the reappointment Ernst & Young LLP as the Company's independent auditors. For the purpose of the vote on ratification of Ernst & Young LLP as the Company's independent auditors, abstentions will not be counted as votes cast and will have no effect on the result of the vote on Proposal 2. If the stockholders do not ratify Ernst & Young LLP as the Company's independent auditors, the Board of Directors will re-consider, but is not obligated to change its decision reappointing that firm as the Company's independent auditors.

The Board of Directors recommends a vote FOR the approval of Ernst & Young LLP as the Company's independent auditors.


PROPOSAL 3:                APPROVAL AND ADOPTION OF THE 1997 EQUITY AND
PERFORMANCE INCENTIVE PLAN

GENERAL

         In an effort to motivate long term performance, the Company has granted stock options to senior management and key employees. In today's competitive marketplace, the Company's long term incentive program has become increasingly important to attract and retain outstanding individuals. Based on a review conducted by an independent consulting firm during 1996, the Company determined that it will need to increase the scope and coverage of its long term incentive program in order to be competitive. The Company recognized the value of utilizing various kinds of performance-based awards to provide the incentives that are best suited to the Company's changing needs. The Company also identified the need to ensure continued compliance with the requirements of Internal Revenue Code of 1986, as amended (the "Code") Section 162(m), which places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company for federal income tax purposes unless it is performance-based.

         In order to achieve these objectives, the Board of Directors adopted the 1997 Equity and Performance Incentive Plan (the "Plan") on May 29, 1997, subject to approval by the Company's stockholders at the 1997 Annual Meeting. The Plan, if approved by the stockholders, will replace the 1996 Incentive Stock Option Plan in its entirety, and all options granted and shares reserved for exercise of options granted or to be granted under the 1996 Incentive Stock Option Plan will be included within the Plan. The Plan affords the Board and the Compensation Committee the ability to design compensatory awards that are responsive to the Company's needs. It includes authorization for not only stock options and stock appreciation rights, but also restricted and deferred shares (which may include performance criteria), as well as performance shares and performance units.

         A summary of the Plan is set forth below. The full text of the Plan is annexed to this Proxy Statement as Exhibit A, and the following summary is qualified in its entirety by reference to Exhibit A. Capitalized terms not otherwise defined herein shall have the same meanings as defined in the Plan.

SUMMARY OF THE PLAN

         Shares Available Under the Plan. Subject to adjustment as provided in the Plan, the number of shares of Common Stock that may be issued or transferred
(i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof,
(iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, and (v) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 2,250,000 shares of Common Stock plus any shares relating to awards that expire, are forfeited, or transferred as payment of the Option Price or in satisfaction of any withholding amount. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

         The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options ("ISO") shall not exceed 2,250,000 shares of Common Stock. Nor will any Participant be granted more than 500,000 Restricted Shares in any period of five years. Further, no Participant shall be granted Option Rights for more than 750,000 Shares of Common Stock during any period of five years, subject to adjustments as provided in the Plan. In no event shall any Participant in any period of five years receive more than 500,000 Appreciation Rights or receive an award of Performance Shares or Performance Units in any calendar year having an aggregate maximum value as of their respective Dates of Grant in excess of $3,000,000 subject to adjustments as provided in the Plan.

         Eligibility. Officers and key employees of the Company may be selected by the Board to receive benefits under the Plan.

         Option Rights. Option Rights may be granted that entitle the optionee to purchase shares of Common Stock at a price not less than fair market value. The option price is payable (i) in cash at the time of exercise; (ii) by the transfer to the Company of nonforfeitable, unrestricted shares of Common Stock owned by the optionee having a value at the time of exercise at least equal to the option price; (iii) by surrender of any other award under the Plan having a value at the time of exercise at least equal to the option price; or (iv) a combination of such payment methods. The Plan permits payment upon the exercise of Option Rights by means of the delivery of then-owned shares of Common Stock in partial or full satisfaction of the exercise price and the successive re-delivery of the shares so obtained to satisfy the exercise price of additional Option Rights until the grant has been fully exercised.

         The Board has the authority to specify at the time Option Rights are granted that shares of Common Stock will not be accepted in payment of the option price until they have been owned by the optionee for a specified period; however, the Plan does not require any such holding period and would permit immediate sequential exchanges of shares of Common Stock at the time of exercise of Option Rights. Any grant of Option Rights may provide for deferred payment of the option price from the proceeds of sale through a bank or broker of some or all of the shares of Common Stock to which the exercise relates.

         Any grant may  provide for the  automatic  grant of  additional  Option
Rights  ("Reload  Option  Rights")  to an optionee  upon the  exercise of Option
Rights using then-owned shares of Common Stock as payment. Any Reload Option Rights may cover up to the number of shares of Common Stock, Deferred Shares, Option Rights or Performance Shares (or the number of shares of Common Stock having a value equal to the value of any Performance Units) surrendered to the Company upon exercise in payment of the option price or to meet any withholding obligations. The Reload Option Rights may have an option price that is no less than the applicable Market Value per Share at the time of exercise and shall be on such other terms as may be specified by the Directors, which may be the same as or different from those of the original Option Rights. Depending on the limitations, if any, imposed by the Board at the time of grant, Reload Option Rights would permit an optionee, by delivery of previously owned shares of Common Stock upon successive exercises of Reload Option Rights, to reduce or eliminate the amounts payable upon original exercise of the Option Rights.

         The  Board  may,  at or after  the date of grant of any  Option  Rights
(other than the grant of an ISO), provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that such equivalents be credited against the option price.

         No Option Right shall be exercisable more than ten years from the date of grant. Each grant must specify the period of continuous employment (if any) with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other similar transaction or event. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised. Any grant of Option Rights may specify Management Objectives (as described below) that must be achieved as a condition to exercise such rights.

         Appreciation Rights. An Appreciation Right is a right, exercisable by surrender of the related Option Right (if granted in tandem with Option Rights) or by itself (if granted as a FreeStanding Appreciation Right), to receive from the Company an amount equal to 100 percent, or such lesser percentage as the Board may determine, of the spread between the strike price (or Option Price if Tandem Appreciation Right) and the Market Value per Share of the Common Shares. Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Shares of Common Stock, or in any combination thereof, and may either grant to the optionee or retain in the Board the right to elect among those alternatives.

         Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

         Restricted Shares. A grant of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is at or less than then-current Market Value per Share, as the Board may determine.

         Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 the Code for at least one year. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions are to continue. The Board may provide for a shorter period during which the forfeiture provisions apply in the event of a Change in Control or other similar transaction or event.

         Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify with respect to such specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.

         Deferred Shares. A grant of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify. During the Deferral Period, the participant has no right to transfer any rights under his or her award and no right to vote such shares, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of award.

         Deferred Shares must be subject to a Deferral Period of at least one year, as determined by the Board at the date of the award, except that the Board may provide for a shorter Deferral Period in the event of a Change in Control or other similar transaction or event.

         Performance Shares and Performance Units. A Performance Share is the equivalent of one Common Share and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Performance Shares or Performance Units, subject to the limitations set forth under Available Shares. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period shall be a period of time not less than one year, except in the case of a Change in Control or other similar transaction or event, if the Board so shall determine. A minimum level of acceptable achievement will also be established by the Board. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Board in cash, shares of Common Stock or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in shares of Common Stock on a current, defined or contingent basis.

         Management Objectives. The Plan requires that the Board establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or area, department or function within the company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a Covered Employee, shall be limited to specified levels of or growth in (i) cash flow/net assets ratio; (ii) debt/capital ratio; (iii) return on total capital;
(iv) return on equity; (v) funds from operations; (vi) fund from operations per share growth; (vii) revenue growth; and (viii) total return to stockholders. Except where a modification would result in an award no longer qualifying as performance based compensation within the meaning of Section 162(m) of the Code, the Board may modify such Management Objectives, in whole or in part, as the Board deems appropriate and equitable.

         Administration and Amendments. The Plan is to be administered by the Board, except that the Board has the authority under the Plan to delegate any or all of its powers under the Plan to a committee (or subcommittee thereof) consisting of not less than three directors. The Board has delegated its authority to administer the Plan to the Compensation Committee.

         The Board is authorized to interpret the Plan and related agreements and other documents. The Board may make awards to other officers and key employees under any or a combination of all of the various categories of awards that are authorized under the Plan, or in its discretion, make no awards. The Board may amend the Plan from time to time without further approval by the stockholders of the company except where required by applicable law or the rules and regulations of a national securities exchange. The Company reserves authority to offer similar or dissimilar benefits in plans that do not require stockholder approval.

         Transferability. Except as otherwise determined by the Board on a case-by-case basis, no Option Right or Appreciation Right or other derivative security is transferable by an optionee or recipient except, upon death, by will or the laws of descent and distribution. Except as otherwise determined by the Board on a case-by-case basis, Option Rights and Appreciation Rights are exercisable during the optionee's or recipient's lifetime only by him or her.

         The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of the Plan, shall be subject to further restrictions on sale or transfer.

         Adjustments. The maximum number of shares that may be issued and delivered under the Plan, the number of shares covered by outstanding Option Rights and Appreciation Rights, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar events. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 the Plan as the Board may determine appropriate to reflect any transaction or event described above.

         Change in Control. A definition of "Change in Control" has been specifically included in the Plan, which definition can be found in the full text of the Plan attached hereto as Exhibit A.

         Possible Adverse Consequences of Option Rights. Since all the Option Rights may become exercisable in the event of a Change of Control or other similar transactions or events, the grant of an Option may be considered to have the effect of deterring or rendering more difficult any tender offer or similar transaction involving the Company.

         Plan Benefits. It is not possible to determine specific amounts that may be awarded in the future under the Plan. However, as indicated in the table below, the Board of Directors made stock option awards to certain executive officers named in the Summary Compensation Table and to certain other officers and key employees during the first half of 1997. Such options expire ten years after their date of grant and have an exercise price of $16.00 per share (except that the 150,000 options granted to Mr. Hunt have an exercise price of $16.3125). The June 29, 1997 closing price of the Company's Common Stock on the NYSE was $16.50. Fifty percent of the options granted during 1997 vested and can be exercised immediately, the remaining 50 percent of the options vest and can be exercised eighteen months following their date of grant. The options granted during 1997 are subject to approval of the Plan at the Annual Meeting.


                 Name and Principal Position                         Number of Options          Value (1)
--------------------------------------------------------------  --------------------------- ------------------
Richard A. May                                                                      295,000        $147,500.00
   Chairman
Richard L. Rasley                                                                   158,000         $79,000.00
   Executive Vice President
Raymond M. Braun                                                                    135,000         $67,500.00
   Senior Vice President, Acquisitions
James Hicks                                                                         135,000         $67,500.00
   Senior Vice President, Chief Financial Officer
Kim S. Mills                                                                         75,000         $37,500.00
                                                                                     ------         ----------
   Senior Vice President, Asset Management
Named Executive Officers Group Total                                                798,000        $399,000.00
Non-Executive Director Group                                                              0                 --
Non-Named Executive Officer Employee Group                                          352,000        $129,125.00
                                                                                    -------        -----------
                                                                                  1,150,000        $528,125.00

         (1) Value is calculated by multiplying the number of shares of Common Stock underlying the options by the difference between the exercise price of the options and the closing price of the Company's Common Stock on the NYSE as of July 29, 1997.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Plan based on Federal income tax laws in effect on January 1, 1997. This summary is not intended to be complete and does not describe state or local tax consequences.

         Tax Consequences to Participants

         Non-qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted;
(ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, in the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         Qualified Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an qualified option right ("Incentive Stock Option" or "ISO"). If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

         If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         Appreciation Rights. No income will be recognized by a participant in connection with the grant of a tandem Appreciation Right or a free-standing Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

         Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares generally will be treated as compensation that is taxable as ordinary income to the participant.

         Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

         Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment with respect to the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

         Special rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election under Section 83(b) of the Code has been made, the principal difference (in cases where the officer or director would otherwise be currently taxed upon his receipt of the stock) usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

         Tax Consequences to the Company or Subsidiary

         To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

         The affirmative vote a majority of the votes cast at a meeting at which a quorum is present (provided that the number of votes cast represents more than 50% of the outstanding shares of Common Stock) is necessary for approval of the Company's 1997 Equity and Performance Incentive Plan. Pursuant to the rules of the NYSE, brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares on the proposal regarding the 1997 Equity and Performance Incentive Plan in the absence of instructions from the beneficial owners thereof. Votes that, in accordance with such rules of the NYSE, are not eligible to be cast by a broker are known as "broker non-votes." For purposes of the vote on the proposal regarding the 1997 Equity and Performance Incentive Plan, abstentions and broker non-votes will not be counted as votes cast.

         The Board of Directors recommends a vote FOR the approval of the 1997 Equity and Performance Incentive Plan.


PROPOSAL 4:                APPROVAL OF GREAT LAKES REIT, INC. ARTICLES OF
AMENDMENT AND RESTATEMENT

GENERAL

         On May 29, 1997, the Board of Directors adopted a resolution (i) approving the amendment and restatement of the Charter of the Company as set forth in the Great Lakes REIT, Inc. Articles of Amendment and Restatement (the "Articles of Amendment") and (ii) directing that the Articles of Amendment be submitted for consideration at the Annual Meeting. A copy of the Articles of Amendment is attached hereto as Exhibit B. The Board of Directors determined that the Articles of Incorporation filed in June 1992 when the Company was a privately held corporation and that are currently in effect (the "Articles of Incorporation"), are no longer appropriate for the Company as publicly-traded REIT. The Articles of Amendment contain provisions that are typical for public companies, as well as certain corporate governance provisions. The decision of the Board of Directors to approve the Articles of Amendment does not indicate any current intention of the Board of Directors to issue additional shares of Common Stock or to change how it would function with respect to stock ownership limitations, but it does reflect the express reservation to the Board of Directors of certain powers under the Maryland General Corporation Law ("MGCL") anti-takeover provisions.

         The Articles of Amendment contain the following four principal modifications to the Articles of Incorporation: (1) an increase in the number of shares of Common Stock that the Company is authorized to issue from 20,000,000 to 60,000,000; (2) the incorporation from the Company's Bylaws of certain stock ownership limitations deemed appropriate and necessary to maintain the Company's REIT status under the Code; (3) elimination of provisions in the Articles of Incorporation which exempt the Company and its shares from provisions of the MGCL that govern certain business combinations and provisions of MGCL that restrict the voting rights of "control shares" of a Maryland corporation; and
(4) general modifications to reflect what the Board of Directors believes are appropriate corporate governance provisions for a public REIT.

INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has determined that it is in the best interests of the Company's stockholders to amend Article VI of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 60,000,000.

         The Articles of Incorporation currently authorize the Company to issue 20,000,000 shares of Common Stock, $.01 par value per share, of which 15,542,048 shares were outstanding as of July 28, 1997. In addition, 2,250,000 and 155,590 shares have been reserved for issuance under the terms of the proposed 1997 Equity and Performance Incentive Plan and the existing Director's Stock Option Plan, respectively. The Board of Directors believes that it is in the best interests of the Company's stockholders to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The additional authorized shares could be used for any proper purpose approved by the Board of Directors. The Board of Directors believes that the availability of additional shares of authorized Common Stock will provide the Company the flexibility it may need in the future to raise capital, negotiate acquisitions of properties, restructure debt, issue stock dividends, consummate stock splits, provide appropriate equity incentives to management and employees of the Company, or for other corporate purposes.

         The additional shares of Common Stock will be available for issuance without further action by the Company's stockholders unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Company's securities may be listed or traded. The issuance by the Company of additional shares of Common Stock may, depending on the context in which they are issued, dilute the stock ownership of the existing stockholders of the Company. The Company's stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future. In addition, the issuance of additional shares could have the effect of making it more difficult for a third party to acquire a majority of the outstanding shares of voting stock of the Company, thereby delaying, deferring or preventing a change in control of the Company that might involve a premium price for holders of Common Stock or otherwise be in their best interest. The Company has no arrangements, agreements or understandings at the present time for the issuance or use of the additional shares of Common Stock to be authorized.

STOCK OWNERSHIP LIMITATIONS

         Article VII of the Articles of Incorporation authorizes the Board of Directors to take such actions as are necessary or advisable to preserve its qualification as a REIT and to refuse to permit any proposed transfer or purchase of voting shares that, in the opinion of the Board of Directors, would jeopardize the status of the Company as a REIT under the Code. In addition, the current Bylaws contain certain restrictions on the number of shares of stock of the Company that a person may own. The Articles of Amendment modify Article VII to provide that the restrictions on the transferability of stock that are now contained in the Bylaws will be contained in the Articles of Incorporation.

         The Articles of Amendment prohibit any person, unless exempted by the Board of Directors in its sole discretion, from owning shares of stock representing more than 9.9% in value of the aggregate outstanding shares of capital stock of the Company ("Aggregate Stock Ownership Limit"). Furthermore, any transfer of shares of capital stock that would result in the capital stock being held by less than 100 persons is void. If a transfer of shares results in any person owning shares in excess of the Aggregate Stock Ownership Limit, then that number of shares that caused the person to exceed the Aggregate Stock Ownership Limit shall be automatically transferred to a trust for the benefit of a charitable beneficiary and such person shall acquire no rights in such shares. If a transfer to a trust is not effective, then the shares shall become void.

         The Board of Directors may, in its sole discretion, exempt a person (an "Excepted Holder") from the Aggregate Stock Ownership Limit and may establish or reduce an Excepted Holder Limit, as defined in the Articles of Amendment, provided that (i) the person represents to the Board that the ownership of such shares would not result in the Company failing to qualify as a REIT under the provisions of the Code, and (ii) the person does not and will not own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own more than a 9.9% interest in such tenant. However, in no event shall the Excepted Holder Limit be reduced to a percentage that is less than the Aggregate Stock Ownership Limit.

         If a person acquires or attempts to acquire beneficial or constructive ownership of shares of capital stock of the Company that will or may violate the Aggregate Stock Ownership Limit, such person shall give the Company notice of such transaction and provide the Company such other information as the Company may request in order to determine the effect, if any, of such transfer on the Company's status as a REIT.

BUSINESS COMBINATION AND CONTROL SHARE ACQUISITION PROVISIONS

         The Company's Articles of Incorporation provide that the Company is not governed by the business combination provisions of the MGCL. Similarly, the Articles of Incorporation provide that the control share acquisition provisions of the MGCL do not govern the Company and its shares of stock. The Articles of Amendment do not contain either such provision. However, under MGCL, the Board of Directors by resolution can, at any time, exempt "business combinations" (as defined in the MGCL) specifically or generally, as to specifically identified or unidentified existing or future "interested stockholders" (as defined in the MGCL) or their affiliates from the business combination provisions of the MGCL, and if the Articles of Amendment are approved by the Stockholders, intends to, amend the Company's Bylaws so as to exempt the Company and its shares from the control share acquisition provisions of the MGCL. See, generally, "Anti-takeover Effects of Certain Provisions of Maryland Law and the Company's Articles of Incorporation, Articles of Amendment and Bylaws -- Business Combinations" and "-- Control Share Acquisitions."

CORPORATE GOVERNANCE PROVISIONS

         The Articles of Amendment include certain corporate governance provisions which, although authorized by MGCL, were not expressly provided in the Articles of Incorporation. For example, the Articles of Amendment authorize the Company to have a Board of Directors with three classes of directors, each class of director serving staggered three-year terms. The current Articles of Incorporation do not contain such a provision. See, "Anti-takeover Effects of Certain Provisions of Maryland Law and the Company's Articles of Incorporation, Articles of Amendment and Bylaws -Classified Board of Directors."

         In accordance with Maryland law, if approved by the stockholders, the Articles of Amendment will become effective upon the filing of the Articles of Amendment with the State Department of Assessments and Taxation of Maryland, which will occur as promptly as practicable after the date of the Annual Meeting.

         The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the Articles of Amendment. Pursuant to the rules of the NYSE, brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such shares on the proposal regarding the Articles of Amendment in the absence of instructions from the beneficial owners thereof. Votes that, in accordance with such rules of the NYSE, are not eligible to be cast by a broker are known as "broker non-votes." For purposes of the vote on the Articles of Amendment, abstentions and broker non-votes will have the same effect as votes against the proposal.

         The Board of Directors recommends that you vote FOR approval of the Articles of Amendment.

ANTI-TAKEOVER EFFECTS OF CERTAIN PROVISIONS OF MARYLAND LAW AND THE ARTICLES OF INCORPORATION, ARTICLES OF AMENDMENT AND BYLAWS

         As more fully described below, the existence of authorized but unissued shares of Preferred Stock in the Articles of Incorporation and the Articles of Amendment, the business combination provisions and the control share acquisition provisions of MGCL (and the deletion by the Articles of Amendment of the applicable exemptive provisions in the Articles of Incorporation by the Articles of Amendment), the provisions of the Articles of Incorporation and the Articles of Amendment on removal of directors, and the advance notice provisions of the Bylaws could delay, defer or prevent a transaction or change in control of the Company that might involve a premium price for holders of Common Stock or otherwise be in their best interest. The following paragraphs summarize certain anti-takeover effects of each of these items although the Articles of Amendment do not change the Company's policy or provisions with respect to all such matters.

         Preferred Stock

         The Articles of Incorporation authorize the Board of Directors to classify any unissued shares of Preferred Stock and to reclassify any previously classified but unissued shares of any series of which no shares have been issued. The Articles of Amendment do not modify this provision. Prior to issuance of shares of each series, the Board is required by the MGCL and the Articles of Incorporation as well as the Articles of Amendment to set, subject to the provisions of the Articles of Incorporation regarding restriction on transfer of stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each such series. The Board could authorize the issuance of shares of Preferred Stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control of the Company that might involve a premium price for holders of Common Stock or otherwise be in their best interest. Currently, there are 10,000,000 authorized but unissued shares of Preferred
Stock; there are no shares of Preferred Stock outstanding; and the Company has no present plans to issue any shares of Preferred Stock.

         Classified Board of Directors

         The Articles of Amendment authorize the Company to have a Board of Directors with three classes, each class of directors serving staggered three-year terms. The current Articles of Incorporation do not contain such a provision. Although the Company currently has no intention of implementing a classified Board of Directors, the Board of Directors would have the discretion to do so at any time pursuant to the Articles of Amendment. Adoption of a classified board of directors could delay, defer or prevent a transaction or change in control of the Company that might involve a premium price for holders of Common Stock or otherwise be in their best interest.

         Removal of Directors

         Pursuant to the Articles of Incorporation, a director may be removed with or without cause by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors. This provision, which has not been modified by the Articles of Amendment, when coupled with the provision in the Bylaws authorizing the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except upon a affirmative majority vote and filling the vacancies created by such removal with their own nominees.

         Business Combinations

         Under the MGCL, certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns ten percent or more of the voting power of the corporation's shares or an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then-outstanding voting stock of the corporation (an "Interested Stockholder") or an affiliate of such an Interested Stockholder are prohibited for five years after the most recent date on which the Interested Stockholder becomes an Interested Stockholder. Thereafter, any such business combination generally must be recommended by the board of directors of such corporation and approved by two super-majority votes of the stockholders. These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the Interested Stockholder becomes an Interested Stockholder.

         As permitted by the MGCL, the Articles of Incorporation currently provide that the Company shall not be governed by the business combination provisions of the MGCL. However, the Articles of Amendment do not contain such a provision, so if the Articles of Amendment are approved by the stockholders, the Company will be subject to the business combination provisions of the MGCL, unless the Board of Directors adopts a resolution thereafter exempting the Company from the business combination provisions of the MGCL or approving business combinations, either specifically or generally. The Board of Directors currently is unaware of any current or potential Interested Shareholder, so the Board has no current plans for further action with respect to these provisions.

         Control Share Acquisitions

         The MGCL provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiror, officers or by directors who are employees of the corporation. "Control Shares" are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquiror or with respect to which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions. The control share acquisition statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

         The Articles of Incorporation provide that the Company and its shares of stock shall not be governed by the control share acquisition statute. The Articles of Amendment do not contain such a provision. Therefore, if the Articles of Amendment are approved the stockholders, acquisitions of shares of stock of the Company will be subject to the control share acquisition provisions of the MGCL, unless and until the Board of Directors, in its discretion, amends the Company's Bylaws to exempt the Company's shares from the control share acquisition statute. In the event the proposal regarding the amendment of the Company's Charter is approved, the Board of Directors currently intends to adopt a resolution amending the Bylaws to contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of the Company's shares of stock. The Board of Directors may in the future amend or eliminate this provision.

         Advance Notice of Director Nominations and New Business

         The Bylaws of the Company provide that (a) with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Company's notice of the meeting, (ii) by the Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws, and
(b) with respect to special meetings of stockholders, only the business specified in the Company's notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to the Board of Directors may be made only (i) pursuant to the Company's notice of the meeting,
(ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in the Bylaws. To be timely, a stockholder's notice with respect to an annual meeting generally must be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. A stockholder's nomination of a person for election to the Board of Directors at a special meeting must be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the 60th day prior to such special meeting and not earlier than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of July 28, 1997 by (i) each director,
(ii) each of the Named Executive Officers, (iii) all directors and executive officers of the Company as a group and (iv) each other person who is known by the Company to be the beneficial owner of 5% or more of the outstanding shares of Common Stock. All information with respect to beneficial ownership has been furnished by the respective director, executive officer or stockholder, as the case may be, or has been derived from documents filed with the Securities Exchange Commission. Unless otherwise indicated in a footnote, all such shares of Common Stock are owned directly, and the indicated person has sole voting and investment power.



                                                                 Number of Shares of             Percentage
          Name and Address of Beneficial Owner                      Common Stock                Beneficially
                          (1)                                  Beneficially Owned (2)              Owned
--------------------------------------------------------  --------------------------------- --------------------
Fortis Benefits Insurance Company (3)                                             1,005,000                6.46%
    One Chase Manhattan Plaza, 41st Floor
    New York, New York  10005
Morgan Stanley Asset Management Inc. (4)                                          1,005,000                6.46%
    1221 Avenue of the Americas, 21st Floor
    New York, New York  10020
Wellsford Karpf Zarrilli Ventures, L.L.C.                                         1,000,000                6.43%
    201 Hamilton Road
    Ridgewood, New Jersey  07450
Raymond M. Braun (5)                                                                125,171                    *
James J. Brinkerhoff                                                                     --                    *
James Hicks (6)                                                                      93,786                    *
Daniel E. Josephs (7)                                                                64,855                    *
Edward Lowenthal (8)                                                              1,005,000                6.47%
Richard A. May (9)                                                                  469,325                2.98%
Kim S. Mills (10)                                                                    38,800                    *
Donald E. Phillips (11)                                                              43,980                    *
Richard L. Rasley (12)                                                              194,013                1.23%
Walter H. Teninga (13)                                                               44,422                    *
All directors and executive officers as a                                         2,079,352               12.87%
group (10 persons) (14)


*  Less than 1%

(1) Except as otherwise noted, the address for each beneficial owner listed is 823 Commerce Drive, Suite 300, Oak Brook, Illinois 60523.

(2) All share amounts reflect beneficial ownership determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(3) Includes options exercisable within 60 days to purchase 5,000 shares of Common Stock, which options were granted to Mr. Brinkerhoff as director compensation and assigned by Mr. Brinkerhoff to Fortis.

(4) As reported in Amendment No. 3 to a Schedule 13D filed by MSAM on March 11, 1997, (i) MSAM has shared voting power as to 1,054,339 shares of Common Stock and shared dispositive power as to 1,054,339 shares of Common Stock, (ii) Morgan Stanley Institutional Fund, Inc. ("MSIF") has shared voting power as to 643,150 shares of Common Stock and shared dispositive power as to 643,150 shares of
Common Stock, (iii) Morgan Stanley SICAV Subsidiary S.A. (the "SICAV Subsidiary") has shared voting power as to 411,189 shares of Common Stock and shared dispositive power as to 411,189 shares and (iv) Morgan Stanley Group Inc. has shared voting power as to 1,054,339 shares of Common Stock and shared dispositive power as to 1,054,339 shares of Common Stock. Such 13D included an aggregate of 54,339 shares of Common Stock that were issuable pursuant to the conversion of outstanding shares of Preferred Stock. All outstanding shares of Preferred Stock were subsequently canceled upon the completion of the Company's initial public offering in May 1997. As a result, such 54,339 shares of Common Stock have been excluded from the share amount listed. MSAM acts as investment adviser to MSIF and the SICAV Subsidiary. The share amount listed includes options exercisable within 60 days to purchase 5,000 shares of Common Stock, which options were granted to Mr. Russell Platt as director compensation and assigned by Mr. Platt to MSAM.

(5) Includes options exercisable within 60 days to purchase 90,600 shares of Common Stock.

(6) Includes options exercisable within 60 days to purchase 75,100 shares of Common Stock.

(7) Includes options exercisable within 60 days to purchase 14,000 shares of Common Stock.

(8) Mr. Lowenthal is a member of WKZV and may be deemed to beneficially own the 1,000,000 shares of Common Stock that are beneficially owned by WKZV. Mr.
Lowenthal disclaims beneficial ownership of all but 19,231 of such shares. Includes options exercisable within 60 days to purchase 5,000 shares of Common Stock.

(9) Includes options exercisable within 60 days to purchase 201,029 shares of Common Stock and Indemnification Shares held in escrow pursuant to the terms of the Merger.

(10) Includes options exercisable within 60 days to purchase 37,500 shares of Common Stock.

(11) Includes options exercisable within 60 days to purchase 8,000 shares of Common Stock.

(12) Includes options exercisable within 60 days to purchase 172,095 shares of Common Stock and Indemnification Shares held in escrow pursuant to the terms of the Merger.

(13) Includes options exercisable within 60 days to purchase 15,000 shares of Common Stock. Also includes 13,952 shares owned by Mr. Teninga's spouse.

(14) Includes options exercisable within 60 days to purchase an aggregate of 820,324 shares of Common Stock. The total does not include options granted to Mr. Hunt in connection with his recent acceptance of employment with the Company which are described under the discussion of the 1997 Equity and Performance Incentive Plan-Plan Benefits.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's Directors and executive officers, and holders of 10% or more of the outstanding Common Stock to file an initial report of ownership (form 3) and reports of changes of ownership (forms 4 and 5) of Common Stock with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies of all Section 16(a) forms that they file. Based upon a review of these filings, the Company believes that all Directors and Executive Officers have complied with their Section 16(a) obligations.

ADDITIONAL INFORMATION

         Reference should be made to the Company's report on Form 10-K for the year ended December 31, 1996 and the Company's 1996 Annual Report to Stockholders that accompany this proxy statement, and the Company's reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997, and the Company's reports on Form 8-K for financial information and related disclosures. Stockholders may at no charge obtain copies of the Company's reports filed on Form 10-Q and 8-K by contacting the Company in writing at its office at 823 Commerce Drive, Suite 300, Oak Brook, Illinois 60523, or by phone at 630-368-2900. In addition, the information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington D.C. 20549, and at the Securities and Exchange Commission ("SEC") regional offices located at Seven World Trade Center, 13th Floor, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago Illinois 60661. The SEC maintains a website at http://www.sec.gov containing reports proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC.

STOCKHOLDERS' PROPOSALS FOR THE 1998 ANNUAL MEETING

         The 1998 Annual Meeting is required by the Company's Bylaws to be held during May 1998. Proposals of stockholders intended to be presented at the Company's Annual Meeting of Stockholders to be held in 1998 must be received by the Company no later than December 31, 1997 or if the 1998 Annual Meeting is held at a later date, no less than 120 days before such rescheduled date. Such proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

OTHER MATTERS

         As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting in accordance with the recommendation of the Board of Directors or, if no such recommendation is given, in the discretion of the person or persons voting the proxies.

By the order of the Board of Directors,

Richard L.  Rasley
Secretary

Oak Brook, Illinois
July 31, 1997

                                    Exhibit A

                             GREAT LAKES REIT, INC.
                   1997 EQUITY AND PERFORMANCE INCENTIVE PLAN

1. Purpose. The purpose of the 1997 Equity and Performance Incentive Plan (the "Plan") is to attract and retain directors, officers and other key employees for Great Lakes REIT, Inc. (the "Company") and to provide to such persons incentives and rewards for superior performance.

2.       Definitions.  As used in this Plan,

         "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

         "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 14 of this Plan, such committee (or subcommittee).

         "Change in Control" shall have the meaning provided in Section 11 of this Plan.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Common Shares" means shares of Common Stock, par value $.01 per share, of the Company or any security into which such shares of Common Stock may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

         "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

         "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

         "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

         "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.
         "Exercise Price" means the price payable upon exercise of a Free-Standing Appreciation Right.

         "Free-Standing Appreciation Right" means an Appreciation Right not granted in tandem with an Option Right.

         "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

         "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

         i.       cash flow/net assets ratio;
         ii.      debt/capital ratio;
         iii.     return on total capital;
         iv.      return on equity;
         v.       funds from operations;
         vi.      funds from operations per share growth;
         vii.     revenue growth; and
         viii.    total return to stockholders.

Except where a modification would result in an award no longer qualifying as performance based compensation within the meaning of Section 162(m) of the Code, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable.

         "Market Value per Share" means, as of any particular date, the fair market value of the Common Shares as listed on the NYSE as of the close of business on such date or the latest such date on which there is a listing.

         "Non-Employee Director" means a Director of the Company who is not an employee of the Company or any Subsidiary.

         "NYSE" means the New York Stock Exchange, Inc.

         "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

         "Option Price" means the purchase price payable on exercise of an Option Right.

         "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

         "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant.

         "Performance Period" means, with respect to a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

         "Performance   Share"  means  a  bookkeeping  entry  that  records  the
equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

         "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

         "Reload   Option  Rights"  means   additional   Option  Rights  granted
automatically  to an Optionee  upon the  exercise of Option  Rights  pursuant to
Section 4(g) of this Plan.

         "Restricted  Shares"  means Common  Shares  granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

         "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

         "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Exercise Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

         "Tandem Appreciation Right" means an Appreciation Right granted in tandem with an Option Right.

         "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of directors of the Company.
         3. Shares Available Under the Plan. (a) Subject to adjustment as provided in paragraph (b) below and Section 10 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under the Plan, shall not exceed in the aggregate

2,250,000 Common Shares plus any shares described in paragraph (b) below. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

         (b) The number of shares available in paragraph (a) above shall be adjusted to account for shares relating to awards that expire; are forfeited; or are transferred, surrendered, or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount.

         (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 2,250,000 Common Shares, subject to adjustments as provided in
Section 10 of this Plan. Further, no Participant shall be granted Option Rights for more than 750,000 Common Shares during any period of 5 years, subject to adjustments as provided in Section 10 of this Plan.

         (d) Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

         (e) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any period of 5 years receive more than 500,000 Appreciation Rights, subject to adjustments as provided in Section 10 of this Plan.

         (f) Notwithstanding any other provision of this Plan to the contrary, the number of shares issued as Restricted Shares shall not in the aggregate exceed 500,000 Common Shares, subject to adjustments as provided in Section 10 of this Plan; and, in no event shall any Participant in any period of 5 years receive more than 500,000 Restricted Shares or 500,000 Deferred Shares, subject to adjustments as provided in Section 10 of this Plan.

         (g) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $3,000,000.

         4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

         (a) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

         (b) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

         (c) Each grant shall specify  whether the Option Price shall be payable
(i) in cash or by check acceptable to the Company, or (ii) by the actual or constructive transfer to the Company of nonforfeitable, unrestricted Common Shares owned by the Optionee (or other consideration authorized pursuant to subsection (d) below) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

         (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any option (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this paragraph, the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units surrendered.

         (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

         (f) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

         (g) Any grant may, at or after the Date of Grant, provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using Common Shares or other consideration specified in paragraph (d) above. Reload Option Rights shall cover up to the number of Common Shares, Deferred Shares, Option Rights or Performance Shares (or the number of Common Shares having a value equal to the value of any Performance Units) surrendered to the Company upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Options may have an Option Price that is no less than the applicable Market Value per Share at the time of exercise and shall be on such other terms as may be specified by the Directors, which may be the same as or different from those of the original Option Rights.

         (h) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

         (i) Each grant shall specify the period or periods (if any) of continuous service by the Optionee with the Company or any Subsidiary following the grant that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other similar transaction or event.

         (j) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

         (k) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

         (1) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

         (m) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under
Section 5 of this Plan.

         (n) No Option Right shall be exercisable more than 10 years from the Date of Grant.

         (o) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

         5. Appreciation Rights. (a) The Board may also authorize the granting to any Optionee of Tandem Appreciation Rights with respect to Option Rights granted hereunder at any time prior to the exercise or termination of such related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

         (b) The Board may also authorize the granting to any Participant of Free-Standing Appreciation Rights. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

         (c) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

                  (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

                  (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

                  (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods and shall provide that no Appreciation Right may be exercised except at a time when the related Option Right (if applicable) is also exercisable and at a time when the Spread is positive.

                  (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

                  (v) Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

                  (vi) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such rights.

         6. Restricted Shares. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

         (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

         (b)  Each  such   grant  or  sale  may  be  made   without   additional
consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

         (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, for a period of not less than one year to be determined by the Board at the Date of Grant, except in the event of a Change in Control or other similar transaction or event.

         (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the
Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

         (e) Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares and each grant may specify with respect to such specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

         (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

         (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by an authorized officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

         7. Deferred Shares. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

         (a) Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

         (b)  Each  such   grant  or  sale  may  be  made   without   additional
consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

         (c) Each such grant or sale shall be subject to a Deferral Period of not less than one year, as determined by the Board at the Date of Grant except (if the Board shall so determine) in the event of a Change in Control or other similar transaction or event.

         (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

         (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by an authorized officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

         8. Performance Shares and Performance Units. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

         (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee.

         (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time (not less than one year, except in the event of a Change in Control or other similar transaction or event, if the Board shall so determine) commencing with the Date of Grant (as shall be determined by the Board at the time of grant).

         (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify with respect to such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

         (d) Each grant shall specify a minimum acceptable level of achievement with respect to the specified Management Objectives below which no payment will be made and shall set forth a formula for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the Management Objectives.

         (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units which have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

         (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

         (g) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

         (h) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by an authorized officer and delivered to and accepted by the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

         9. Transferability. (a) Except as otherwise determined by the Board on a case-by-case basis, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent and distribution. Except as otherwise determined by the Board on a case-by-case basis, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

         (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions on transfer.

         10. Adjustments. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the prices per share applicable to such Option Rights and Appreciation Rights and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10.

         11. Change in Control. For purposes of this Plan, a "Change in Control" shall mean if at any time any of the following events shall have occurred:

         (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Common Shares immediately prior to such transaction;

         (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Common Shares immediately prior to such sale or transfer;

         (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Power;

         (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

         (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

         Notwithstanding the foregoing provisions of Section 11(c) and (d) above, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company; (B) a Subsidiary; or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-l, Form 8-K or
Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a change in control of any Subsidiary.

         12. Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

         13. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

         14. Administration of the Plan. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than three Non-Employee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

         (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

         15. Amendments, Etc. (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the NYSE or, if the Common Shares are not traded on the NYSE, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for stockholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without stockholder approval.

         (b) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

         (c) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

         (d) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an

Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

         (e) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

         (f) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

         16. Termination. No grant shall be made under this Plan more than 10 years after the date on which this Plan is first approved by the stockholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

                                    Exhibit B

                             GREAT LAKES REIT, INC.
                      ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Great Lakes REIT, Inc. a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

                                    ARTICLE I
                                  INCORPORATOR

         The undersigned, Anne Hamblin Schiave, whose address is 40th Floor, 500 West Madison Street, Chicago, Illinois 60661-2511, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

                                   ARTICLE II
                                      NAME

         The name of the corporation (the "Corporation") is:

                             Great Lakes REIT, Inc.

                                   ARTICLE III
                                     PURPOSE

         The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles, "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

                                   ARTICLE IV
                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

         The address of the principal office of the Corporation in the State of Maryland is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202, Attention: James J. Hanks, Jr. The name of the resident agent of the Corporation in the State of Maryland is James J. Hanks, Jr., whose post address is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland.

                                    ARTICLE V
                        PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
                CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

         Section 5.1 Number and Classification of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation shall be nine, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the current directors are:

                                    James J. Brinkerhoff
                                    Daniel E. Josephs
                                    Edward Lowenthal
                                    Richard A. May
                                    Donald E. Phillips
                                    Richard L. Rasley
                                    Walter H. Teninga

The directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors in the manner provided in the Bylaws.

         At any meeting of stockholders, the directors (other than any director elected solely by holders of one or more classes or series of Preferred Stock) may be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

         Section 5.2 Extraordinary  Actions.  Except as specifically provided in
Article VIII, notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any such action shall be effective and valid if taken or authorized by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.
         Section 5.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.

         Section 5.4 Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

         Section 5.5 Indemnification. The Corporation shall, to the maximum extent permitted by Maryland law in effect from time to time, indemnify, and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

         Section 5.6 Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or Corporation; and any matters relating to the holding and disposition of any assets by the held by the acquisition, Corporation.

         Section 5.7 REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to
Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

         Section 5.8 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect one or more directors, any director, or the entire Board of Directors, may be removed from office at any time with or without cause, by the affirmative vote of the holders of at least a majority of the votes entitled to be cast in the election of directors.

                                   ARTICLE VI
                                      STOCK

         Section 6.1 Authorized Shares. The Corporation has authority to issue sixty million shares of Common Stock, $.01 par value per share ("Common Stock") and ten million shares of Preferred Stock, $.01 par value per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is Seven Hundred Thousand Dollars.

         Section 6.2 Common Stock. Subject to the provisions of Article VII, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

         Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more series of stock.

         Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

         Section 6.5 Charter and Bylaws. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws.

                                   ARTICLE VII
                 RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

         Aggregate Stock Ownership Limit. The term "Aggregate Stock Ownership Limit" shall mean not more than 9.9 percent in value of the aggregate of the outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

         Beneficial Ownership. The term "Beneficial Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of
Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

         Business Day. The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

         Capital Stock. The term "Capital Stock" shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

         Charitable Beneficiary. The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

     Charter. The term "Charter" shall mean the charter of the Corporation, as that term is defined in the MGCL.

     Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         Constructive Ownership. The term "Constructive Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of
Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

         Excepted Holder. The term "Excepted Holder" shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by these Articles or by the Board of Directors pursuant to Section 7.2.7.

     Excepted  Holder  Limit.  The term  "Excepted  Holder  Limit"  shall  mean,
provided  that  the  affected   Excepted   Holder  agrees  to  comply  with  the
requirements established by the Board of

Directors  pursuant  to Section  7.2.7,  and subject to  adjustment  pursuant to
Section 7.2.8, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

         Initial Date. The term "Initial Date" shall mean the date upon which the Articles of Amendment containing this Article VII are filed with the SDAT.

         Market Price. The term "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The "Closing Price" on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors of the Corporation or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors of the Corporation.

     MGCL. The term "MGCL" shall mean the Maryland General Corporation Law, as amended from time to time.

         NYSE.  The term "NYSE" shall mean the New York Stock Exchange, Inc.

         Person. The term "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

         Prohibited Owner. The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own or Constructively Own shares of Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

     REIT. The term "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.

         Restriction Termination Date. The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Corporation determines pursuant to Section 5.7 of the charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

         Transfer. The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

     Trust. The term "Trust" shall mean any trust provided for in Section 7.3.1.

         Trustee. The term "Trustee" shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Trust.

         Section 7.2  Capital Stock.

Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

                  (a)  Basic Restrictions.
        (i) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, and (2) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

      (ii) No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of
Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

   (iii) Subject to Section 7.4 hereof and notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

                  (b) Transfer in Trust. If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

                           (i)  then that number of shares of the Capital Stock
the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded to the nearest whole
share)  shall be automatically   transferred   to  a  Trust  for  the  benefit
of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

                           (ii)  if the transfer to the Trust described in
clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate
Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

                  Section 7.2.2 Remedies for Breach. If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

                  Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a), or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.

                  Section 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

                  (a) Every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

                  (b) Each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

                  Section 7.2.5 Remedies Not Limited. Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

                  Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3, or any definition contained in Section 7.1, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this
Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event Section 7.2 or Section 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

                  Section 7.2.7  Exceptions.

                  (a) Subject to Section 7.2.1(a)(ii), the Board of Directors of the Corporation, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit, and may establish or increase an Excepted Holder Limit for such Person if:

                           (i) the Board of Directors obtains such
representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii);

                           (ii) such Person does not and represents that it will
not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such tenant would not adversely affect the Corporation's ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and

                           (iii) such Person agrees that any violation or
attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

                  (b) Prior to granting any exception  pursuant to Section 7.2.7
(a), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
                  (c) Subject to Section 7.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement.

                  (d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and Undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit.

                  Section 7.2.8 Increase in Aggregate Stock Ownership Limit. The Board of Directors may from time to time increase the Aggregate Stock Ownership Limit.

                  Section 7.2.9 Legend. Each certificate for shares of Capital Stock shall bear substantially the following legend:

         The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Corporation's Charter, (i) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of 9.9 percent of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iii) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.

         Instead of the foregoing legend, the certificate may state that restrictions on ownership exist and the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

         Section 7.3  Transfer of Capital Stock in Trust.

                  Section 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The

Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

                  Section 7.3.2 Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

                  Section 7.3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

                  Section 7.3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a).

         Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

                  Section 7.3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

                  Section 7.3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in
Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

         Section 7.4 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

         Section 7.5 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

         Section 7.6 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

                                  ARTICLE VIII
                                   AMENDMENTS

         The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation. Any amendment to the charter shall be valid only if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

                                   ARTICLE IX
                             LIMITATION OF LIABILITY

         To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this
Article IX, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

         THIRD: The amendment to and restatement of the charter as herein above set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

         FOURTH: The current address of the principal office of the Corporation in Maryland is as set forth in Article IV of the foregoing amendment and restatement of the charter.

         FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.

         SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

         SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 30,000,000, consisting of 20,000,000 shares of Common Stock, $.01 par value per share and 10,000,000 shares of Preferred Stock, $.01 par value per share. The aggregate par value of all shares of stock having par value was $300,000.

         EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 70,000,000 consisting of 60,000,000 shares of Common Stock, $.01 par value per share, and 10,000,000 shares of Preferred Stock, $.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $700,000.

         NINTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ___ day of ___________, 1997.

ATTEST:                                              GREAT LAKES REIT, INC.


                                                     By:
Secretary                                                   President

                             Great Lakes REIT, Inc.
                                      PROXY

The undersigned stockholder of Great Lakes REIT, Inc., a Maryland corporation (the "Company"), hereby appoints Richard A. May and Richard L. Rasley as proxies for the undersigned, with the full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held on September 11, 1997, and any and all adjournments and postponements thereof, and cast on behalf of the undersigned all votes upon the following matters which are more fully described in the Proxy Statement that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting. The votes entitled to be cast by the undersigned will be cast in the manner directed below. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees for Director and FOR Proposals 2, 3, and 4, and as recommended by the Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

1.  ELECTION OF DIRECTORS

/ / FOR all nominees listed below(except as marked to the contrary below) |_| WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)

/ / James J.  Brinkerhoff    / / Daniel E.  Josephs       / / Edward Lowenthal
/ / Richard A.  May          / / Donald E.  Phillips      / / Richard L. Rasley
/ / Walter H.  Teninga

2.  PROPOSAL TO APPROVE ERNST & YOUNG LLP AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997.

/ / FOR                / / AGAINST              / / ABSTAIN

3.  PROPOSAL TO APPROVE THE COMPANY'S 1997 EQUITY AND PERFORMANCE
INCENTIVE PLAN.

/ / FOR                / / AGAINST              / / ABSTAIN

4.  PROPOSAL TO APPROVE THE AMENDMENT OF THE CHARTER OF THE
COMPANY AS SET FORTH IN THE ARTICLES OF AMENDMENT AND
RESTATEMENT.

/ / FOR                / / AGAINST              / / ABSTAIN

5.  TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED UPON SUCH
OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE
PROXY HOLDERS.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Number of Shares:
Name of Stockholder:



Signature of Stockholder             Date